SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 8, 2003

Date of report (date of earliest event reported)

HOUGHTON MIFFLIN COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	333-105746	04-1456030
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

222 Berkeley Street

Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

On December 8, 2003, Registrant issued a press release announcing that it has closed its acquisition of Edusoft of San Francisco, California, a copy of which is attached hereto as Exhibit 99.01.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.01    Press release dated December 8, 2003 announcing the closing of Registrant’s acquisition of Edusoft.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN COMPANY

By:	/s/ PAUL D. WEAVER
Paul D. Weaver Senior Vice President

Dated: December 11, 2003